Filed pursuant to Rule 433
                                                Registration Number:  333-131262



This material is for your private information, and Wachovia Capital Markets, LLC ( the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriter provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriter described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriter and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WBCMT 2006 C29 Multifamily Data


 Loan Issuer   Property Name                                          Property Address
-----------------------------------------------------------------------------------------------------------------------------------
   Wachovia    Newport Bluffs                                         100 Vilaggio
   Wachovia    AMLI at Riverbend                                      8850 Riverbend Parkway
   Wachovia    Conway Club Apartments                                 1900 So Conway Rd
   Wachovia    Jefferson Trace Apartments                             2506 Atwell Drive
   Wachovia    Raveneaux Apartments                                   14500 Cutten Road
   Wachovia    Smoky Crossing I Apartments                            11647 Chapman Highway
   Wachovia    Forest Ridge I Apartments                              9706 Smoky Ridge Way
   Wachovia    Eagle Point Apartments                                 8608 Eagle Pointe Drive
   Wachovia    The Venterra at Waters Edge Apartments                 12330 Metric Boulevard
   Wachovia    Park Manor Apartments                                  22 Forest Circle
   Wachovia    1025 Hancock Street                                    1025 Hancock St.
   Wachovia    The Place at Greenway                                  3333 Cummins Street
   Wachovia    Rancho Solana Apartments                               2400-2444 Alvarado Street
   Wachovia    Gramercy Apartments                                    9054 Gramercy Drive
   Wachovia    Autumn Woods Apartments                                9801 Autumnwood Circle
   Wachovia    Hinton Hollow Apartments                               2812 Bakertown Road
   Wachovia    Southern Woods Apartments                              9100 Jenny Cook Circle
   Wachovia    Andorra Apartments                                     81-720 Avenue 46
   Wachovia    Slauson Apartments                                     4715 South Slauson
   Wachovia    Pinnacle Grove                                         701 W. Grove Parkway
   Wachovia    Gateway at Tempe(1)                                    1655 E University Drive
   Wachovia    Arbors at Fairview Apartments                          1000 Arbor Keats Drive
   Wachovia    Beechwood Apartments                                   2700 Cottage Place
   Wachovia    River Ranch Apartments                                 6152 West Oakland Street
   Wachovia    Melody Lakes MHP(2)(3)                                 1045 North West End Boulevard
   Wachovia    Pennwood Crossing MHP(3)                               1201 Adler Drive
   Wachovia    Avalon Park Apartments                                 17000 SW Pacific Highway
   Wachovia    Treybrooke Apartments                                  701 Treybrooke Circle
   Wachovia    501 - 507 Chestnut Court                               501-507 Chestnut Court
   Wachovia    543 - 561 Lincoln Avenue                               543 - 561 Lincoln Avenue
   Wachovia    Dempster and Judson                                    326-328 Dempster and 1243-1249 Judson Ave.
   Wachovia    The Fairways Apartments                                777 West Chandler Boulevard
   Wachovia    Taylor Apartments                                      1660 & 1670 North 21st Road
   Wachovia    M Street Towers                                        1112 M Street NW
   Wachovia    Silver Lakes Heights Apartments                        2020 Lake Heights Drive
   Wachovia    Tudor Heights Apartments                               10505 Evans Plaza
   Wachovia    Napa Valley Apartments                                 1349 West Horizon Ridge Parkway
   Wachovia    The Grove at White Oak Apartments                      1710 West TC Jester Boulevard
   Wachovia    Heritage Lake at Westland                              1105 Lake Heritage Way
     AMCC      La Jolla International Gardens Apartments              3417 Lebon Drive
     AMCC      La Scala Apartments                                    3845 Nobel Drive
     AMCC      Belleau Woods                                          4000, 4002, 4004, 4006, 4008, 4010, 4014, 4016, 4018, 4020,
                                                                      4022 & 4024 Northwest Ave
     AMCC      Village at Baker Creek                                 3820, 3844, 3832, 3856, 3868, 3924, 3936, 3948, 3960, & 3972
                                                                      Primrose Lane
     AMCC      Cougar Court Apartments(1)                             697 Trejo Street
     AMCC      Chelsea Court Apartments                               7206 & 7208 NE 182nd Street



                                     Property      Property                           General Property      Specific Property
 Loan Issuer      Property City        State       Zip Code          County                 Type                   Type
------------------------------------------------------------------------------------------------------------------------------------
   Wachovia    Newport Beach             CA          92660           Orange              Multifamily           Conventional
   Wachovia    Indianapolis              IN          46250           Marion              Multifamily           Conventional
   Wachovia    Orlando                   FL          32812           Orange              Multifamily           Conventional
   Wachovia    Richmond                  VA          23234        Chesterfield           Multifamily           Conventional
   Wachovia    Houston                   TX          77069           Harris              Multifamily           Conventional
   Wachovia    Seymour                   TN          37865           Sevier              Multifamily           Conventional
   Wachovia    Knoxville                 TN          37931            Knox               Multifamily           Conventional
   Wachovia    Knoxville                 TN          37931            Knox               Multifamily           Conventional
   Wachovia    Austin                    TX          78758           Travis              Multifamily           Conventional
   Wachovia    Newnan                    GA          30265           Coweta              Multifamily           Conventional
   Wachovia    Quincy                    MA          02169           Norfolk             Multifamily           Conventional
   Wachovia    Houston                   TX          77027           Harris              Multifamily           Conventional
   Wachovia    Oxnard                    CA          93036           Ventura             Multifamily           Conventional
   Wachovia    San Diego                 CA          92123          San Diego            Multifamily           Conventional
   Wachovia    Knoxville                 TN          37932            Knox               Multifamily           Conventional
   Wachovia    Knoxville                 TN          37931            Knox               Multifamily           Conventional
   Wachovia    Knoxville                 TN          37923            Knox               Multifamily           Conventional
   Wachovia    Indio                     CA          92201          Riverside            Multifamily           Conventional
   Wachovia    Los Angeles               CA          90028         Los Angeles           Multifamily           Conventional
   Wachovia    Tempe                     AZ          85283          Maricopa             Multifamily           Conventional
   Wachovia    Tempe                     AZ          85281          Maricopa             Multifamily         Student Housing
   Wachovia    Simpsonville              SC          29680         Greenville            Multifamily           Conventional
   Wachovia    Greensboro                NC          27455          Guilford             Multifamily           Conventional
   Wachovia    Chandler                  AZ          85226          Maricopa             Multifamily           Conventional
   Wachovia    Quakertown                PA          18951            Bucks           Mobile Home Park       Mobile Home Park
   Wachovia    Morrisville               PA          19067            Bucks           Mobile Home Park       Mobile Home Park
   Wachovia    Tigard                    OR          97224         Washington            Multifamily           Conventional
   Wachovia    Greenville                NC          27834            Pitt               Multifamily           Conventional
   Wachovia    Winnetka                  IL          60093            Cook               Multifamily           Conventional
   Wachovia    Winnetka                  IL          60093            Cook               Multifamily           Conventional
   Wachovia    Evanston                  IL          60201            Cook               Multifamily           Conventional
   Wachovia    Chandler                  AZ          85225          Maricopa             Multifamily           Conventional
   Wachovia    Arlington                 VA          22209          Arlington            Multifamily           Conventional
   Wachovia    Washington                DC          20005    District Of Columbia       Multifamily           Conventional
   Wachovia    Everett                   WA          98208          Snohomish            Multifamily           Conventional
   Wachovia    Omaha                     NE          68134           Douglas             Multifamily           Conventional
   Wachovia    Henderson                 NV          89012            Clark              Multifamily           Conventional
   Wachovia    Houston                   TX          77008           Harris              Multifamily           Conventional
   Wachovia    Knoxville                 TN          37922            Knox               Multifamily           Conventional
     AMCC      San Diego                 CA          92122          San Diego            Multifamily           Conventional
     AMCC      San Diego                 CA          92122          San Diego            Multifamily           Conventional
     AMCC      Bellingham                WA          98226           Whatcom             Multifamily           Conventional
     AMCC      Bellingham                WA          98226           Whatcom             Multifamily           Conventional
     AMCC      Rexburg                   ID          83440           Madison             Multifamily         Student Housing
     AMCC      Kenmore                   WA          98028            King               Multifamily           Conventional



                                                      Utilities        Number        Number        Number        Number     Number
                  Current Loan        Elevator         Tenant        of Studio      of 1 BR       of 2 BR       of 3 BR   of 4+ BR
 Loan Issuer         Amount          Buildings          Pays           Units         Units         Units         Units      Units
-----------------------------------------------------------------------------------------------------------------------------------
   Wachovia       $132,000,000           N                E              33           391           471           157          0
   Wachovia        $50,000,000           N               E,G              0           544           452             0          0
   Wachovia         $4,000,000           N                E               0            32            42            24          0
   Wachovia         $7,250,000           N                W               8             5           214             5          0
   Wachovia        $24,475,000           N                W               0           232           114            36          0
   Wachovia        $17,600,000           N               E,W              0            22           140            60          0
   Wachovia         $9,800,000           N               E,W              0            54            42            44          0
   Wachovia        $15,200,000           N               E,W              0             0           181            45          0
   Wachovia         $7,100,000           N               E,W             28            80            76             0          0
   Wachovia         $6,500,000           N            E,G,W,S,T           0            18            70            26          0
   Wachovia         $5,000,000           N                E               0            32            16             0          0
   Wachovia        $14,700,000           N            E,G,W,S,T           0            78           141             0          0
   Wachovia        $23,000,000           N                E               0            26           110            32          0
   Wachovia        $23,000,000           N             E,W,S,T            1            55            80            48          0
   Wachovia         $3,220,000           N               E,W              0             0            60             0          0
   Wachovia         $4,840,000           N               E,W              0             0            52            24          0
   Wachovia         $2,460,000           N               E,W              0             0            30            11          0
   Wachovia        $15,500,000           N             E,W,S,T            0             0           186             0          0
   Wachovia         $6,700,000           N               E,G              4            55            13             0          0
   Wachovia        $22,100,000           N            E, W&S, C           0           167            80             0          0
   Wachovia        $33,150,000           N                E               0            18            54            72        144
   Wachovia        $10,500,000           N                E               0            18           126            24          0
   Wachovia         $8,625,000           N             E, C, W            0            76            52            80          0
   Wachovia        $14,050,000           N              E,W,S             0            98            88             0          0
   Wachovia        $18,080,000           0               E,T              0            36           320             0          0
   Wachovia        $56,800,000           0                E               0           427           652             0          0
   Wachovia        $11,000,000           N         W,S,E,T & Cable        0            32           160             0          0
   Wachovia        $18,000,000           N            E,G,W,S,T           0           229           228             0          0
   Wachovia         $3,620,000           N                E               6             6             2             0          0
   Wachovia         $5,640,000           N                E               1             3             3             0          0
   Wachovia         $2,915,000           N                E               0             3             1            15          0
   Wachovia        $30,315,000           N             U,W,E,G            0            76           232            44          0
   Wachovia         $4,600,000           N                E               0            12            12            19          0
   Wachovia        $13,300,000           Y              E,G,W            75            30            19             0          0
   Wachovia        $14,700,000           N            E,G,W,S,T           0            68            84            48          0
   Wachovia        $12,500,000           N                E               0           252           166             0          0
   Wachovia        $22,400,000           N           E, C, T, W           0           112           112            16          0
   Wachovia         $9,000,000           N             E,W,S,T            0           104            52             0          0
   Wachovia        $19,900,000           N              E,W,S             0            78           146            38          0
     AMCC          $66,500,000           N               NAV              0           200           200             0          0
     AMCC          $55,700,000           N               NAV             18           164           172             0          0
     AMCC          $12,200,000           Y                E               0           102           132             0          0
     AMCC           $7,000,000           N                E               0            12           122             0          0
     AMCC           $6,250,000           N               E,G              0             0           149             0          0
     AMCC           $3,496,469           N              E,W,T             0             2            39             0          0



                 Average Rent;        Average Rent;       Average Rent;        Average Rent;     Average Rent;
                 Rent Ranges -        Rent Ranges -       Rent Ranges -        Rent Ranges -     Rent Ranges -
 Loan Issuer     Studio Units          1 BR Units          2 BR Units           3 BR Units       4+ BR Units      DSCR       LTV
------------------------------------------------------------------------------------------------------------------------------------
   Wachovia     1483;1300-1665       1928;1470-2385      2345;1750-3300       3037;2540-3710         0;0-0         1.35      71.0%
   Wachovia         0;0-0             659;595-708         757;670-1071            0;0-0              0;0-0         1.20      71.9%
   Wachovia         0;0-0             675;675-675          775;775-775         867;850-900           0;0-0         1.22      75.5%
   Wachovia         0;0-0             550;550-550          580;580-580         725;725-725           0;0-0         1.25      80.0%
   Wachovia         0;0-0             918;795-1161       1294;1140-1414       1654;1614-1682         0;0-0         1.34      67.8%
   Wachovia         0;0-0             635;635-635          795;795-795         900;900-900           0;0-0         1.32      80.0%
   Wachovia         0;0-0             727;727-727          817;817-817         927;927-927           0;0-0         1.37      80.0%
   Wachovia         0;0-0                0;0-0             739;655-915         881;710-1310          0;0-0         1.34      80.0%
   Wachovia      626;626-626          758;678-808          901;897-911            0;0-0              0;0-0         1.26      78.2%
   Wachovia         0;0-0             710;710-710          795;795-795         915;915-915           0;0-0         1.59      76.5%
   Wachovia         0;0-0            1175;1175-1175      1375;1375-1375           0;0-0              0;0-0         1.45      80.0%
   Wachovia         0;0-0             781;725-795         1026;995-1225           0;0-0              0;0-0         1.20      74.9%
   Wachovia         0;0-0            1050;1050-1050      1375;1375-1375       1550;1550-1550         0;0-0         1.21      79.9%
   Wachovia      895;895-895         1053;1053-1053      1277;1253-1333       1551;1551-1551         0;0-0         1.41      68.5%
   Wachovia         0;0-0                0;0-0             636;636-636            0;0-0              0;0-0         1.33      80.0%
   Wachovia         0;0-0                0;0-0             694;670-850         780;780-780           0;0-0         1.36      80.0%
   Wachovia         0;0-0                0;0-0             733;655-745         760;600-975           0;0-0         1.38      80.0%
   Wachovia         0;0-0                0;0-0            951;935-1000            0;0-0              0;0-0         1.25      79.9%
   Wachovia      570;389-707          767;642-1150        941;650-1450            0;0-0              0;0-0         1.22      79.8%
   Wachovia         0;0-0             710;545-875          852;665-970            0;0-0              0;0-0         1.39      78.4%
   Wachovia         0;0-0             805;805-805        1166;1150-1198       1365;1335-1425     1738;1580-1820    1.60      64.4%
   Wachovia         0;0-0             646;627-680          757;743-782         928;919-945           0;0-0         1.20      74.5%
   Wachovia         0;0-0             553;545-585          649;649-649         669;669-669           0;0-0         1.32      75.0%
   Wachovia         0;0-0             665;630-695          772;750-815            0;0-0              0;0-0         1.29      79.8%
   Wachovia         0;0-0             482;482-482          482;482-482            0;0-0              0;0-0         1.36      80.0%
   Wachovia         0;0-0             551;551-554          523;510-530            0;0-0              0;0-0         1.33      80.0%
   Wachovia         0;0-0             565;565-565          716;675-790            0;0-0              0;0-0         1.21      71.8%
   Wachovia         0;0-0             644;625-670          708;680-745            0;0-0              0;0-0         1.59      64.5%
   Wachovia      735;735-735          775;775-775          800;800-800            0;0-0              0;0-0         1.41      68.2%
   Wachovia      615;615-615          760;695-800          850;825-875            0;0-0              0;0-0         1.44      69.6%
   Wachovia         0;0-0            1045;1045-1045      1250;1250-1250       1565;1525-1575         0;0-0         1.40      63.0%
   Wachovia         0;0-0             747;700-850          856;815-950        1068;1000-1150         0;0-0         1.40      69.4%
   Wachovia         0;0-0            1425;1400-1450      1933;1900-1950        620;620-620           0;0-0         1.25      73.0%
   Wachovia     1098;1050-1150       1380;1150-1495      2116;1995-2250           0;0-0              0;0-0         1.23      72.7%
   Wachovia         0;0-0             752;752-752          876;867-883         979;979-979           0;0-0         1.35      68.4%
   Wachovia         0;0-0             488;470-510          495;990-990        435;1305-1305          0;0-0         1.25      79.9%
   Wachovia         0;0-0             851;820-875         993;960-1025        1150;1150-1150         0;0-0         1.22      80.0%
   Wachovia         0;0-0             843;765-915          950;950-950            0;0-0              0;0-0         1.29      79.6%
   Wachovia         0;0-0             770;731-788          921;888-927        1097;1097-1097         0;0-0         1.24      79.9%
     AMCC           0;0-0            1080;1205-1325          1463;-               0;0-0              0;0-0         1.20      73.0%
     AMCC       1107;1140-1195       1248;1260-1395      1626;1645-1815           0;0-0              0;0-0         1.26      73.0%
     AMCC           0;0-0             599;525-625          691;550-745            0;0-0              0;0-0         1.19      55.7%
     AMCC           0;0-0             602;545-625          698;645-725            0;0-0              0;0-0         1.19      56.0%
     AMCC           0;0-0                0;0-0             513;500-550            0;0-0              0;0-0         1.24      78.1%
     AMCC           0;0-0             888;875-900          950;925-975            0;0-0              0;0-0         1.21      63.2%



                          Remaining        Remaining         Remaining
 Loan Issuer                Amort             IO               Term
-----------------------------------------------------------------------
   Wachovia                   IO              118               118
   Wachovia                  360               58               118
   Wachovia                  360                0               120
   Wachovia                  360               60               120
   Wachovia                  360               81               117
   Wachovia                   IO              118               118
   Wachovia                   IO              118               118
   Wachovia                   IO              118               118
   Wachovia                   IO               58                58
   Wachovia                   IO              119               119
   Wachovia                   IO               60                60
   Wachovia                   IO               60                60
   Wachovia                   IO              119               119
   Wachovia                   IO              118               118
   Wachovia                   IO              118               118
   Wachovia                   IO              118               118
   Wachovia                   IO              118               118
   Wachovia                   IO               57                57
   Wachovia                   IO              119               119
   Wachovia                   IO               60                60
   Wachovia                   IO              120               120
   Wachovia                  360               47               119
   Wachovia                  360               48               120
   Wachovia                   IO               60                60
   Wachovia                   IO              119               119
   Wachovia                   IO              120               120
   Wachovia                   IO              120               120
   Wachovia                   IO              119               119
   Wachovia                   IO              119               119
   Wachovia                   IO              119               119
   Wachovia                   IO              119               119
   Wachovia                   IO               60                60
   Wachovia                  360               59               119
   Wachovia                  360               60               120
   Wachovia                   IO               59                59
   Wachovia                  360               59               119
   Wachovia                   IO               59                59
   Wachovia                  360               58               118
   Wachovia                  360               48               120
     AMCC                     IO              120               120
     AMCC                     IO              120               120
     AMCC                    300                0               120
     AMCC                    240                0               240
     AMCC                    360               23               119
     AMCC                    359                0               119



                --------------------------------------------------------------------------------------------------------------------
                                              Average Rents and Range of Rents Breakout


                 Average Rent -    Rent Ranges -       Average Rent -    Rent Ranges -      Average Rent -         Rent Ranges -
 Loan Issuer     Studio Units      Studio Units         1 BR Units        1 BR Units         2 BR Units             2 BR Units
------------------------------------------------------------------------------------------------------------------------------------
   Wachovia          1483            1300-1665            1928            1470-2385             2345                1750-3300
   Wachovia           0                 0-0               659              595-708               757                670-1071
   Wachovia           0                 0-0               675              675-675               775                 775-775
   Wachovia           0                 0-0               550              550-550               580                 580-580
   Wachovia           0                 0-0               918              795-1161             1294                1140-1414
   Wachovia           0                 0-0               635              635-635               795                 795-795
   Wachovia           0                 0-0               727              727-727               817                 817-817
   Wachovia           0                 0-0                0                 0-0                 739                 655-915
   Wachovia          626              626-626             758              678-808               901                 897-911
   Wachovia           0                 0-0               710              710-710               795                 795-795
   Wachovia           0                 0-0               1175            1175-1175             1375                1375-1375
   Wachovia           0                 0-0               781              725-795              1026                995-1225
   Wachovia           0                 0-0               1050            1050-1050             1375                1375-1375
   Wachovia          895              895-895             1053            1053-1053             1277                1253-1333
   Wachovia           0                 0-0                0                 0-0                 636                 636-636
   Wachovia           0                 0-0                0                 0-0                 694                 670-850
   Wachovia           0                 0-0                0                 0-0                 733                 655-745
   Wachovia           0                 0-0                0                 0-0                 951                935-1000
   Wachovia          570              389-707             767              642-1150              941                650-1450
   Wachovia           0                 0-0               710              545-875               852                 665-970
   Wachovia           0                 0-0               805              805-805              1166                1150-1198
   Wachovia           0                 0-0               646              627-680               757                 743-782
   Wachovia           0                 0-0               553              545-585               649                 649-649
   Wachovia        Various            Various           Various            Various             Various               Various
   Wachovia           0                 0-0               482              482-482               482                 482-482
   Wachovia           0                 0-0               551              551-554               523                 510-530
   Wachovia           0                 0-0               565              565-565               716                 675-790
   Wachovia           0                 0-0               644              625-670               708                 680-745
   Wachovia          735              735-735             775              775-775               800                 800-800
   Wachovia          615              615-615             760              695-800               850                 825-875
   Wachovia           0                 0-0               1045            1045-1045             1250                1250-1250
   Wachovia           0                 0-0               747              700-850               856                 815-950
   Wachovia           0                 0-0               1425            1400-1450             1933                1900-1950
   Wachovia          1098            1050-1150            1380            1150-1495             2116                1995-2250
   Wachovia           0                 0-0               752              752-752               876                 867-883
   Wachovia           0                 0-0               488              470-510               495                 990-990
   Wachovia           0                 0-0               851              820-875               993                960-1025
   Wachovia           0                 0-0               843              765-915               950                 950-950
   Wachovia           0                 0-0               770              731-788               921                 888-927
     AMCC             0                 0-0               1080            1205-1325             1463                    -
     AMCC            1107            1140-1195            1248            1260-1395             1626                1645-1815
     AMCC             0                 0-0               599              525-625               691                 550-745
     AMCC             0                 0-0               602              545-625               698                 645-725
     AMCC             0                 0-0                0                 0-0                 513                 500-550
     AMCC             0                 0-0               888              875-900               950                 925-975
                --------------------------------------------------------------------------------------------------------------------



                  -------------------------------------------------------------------------
                              Average Rents and Range of Rents Breakout


                    Average Rent -      Rent Ranges -     Average Rent -     Rent Ranges -
 Loan Issuer         3 BR Units          3 BR Units        4+ BR Units        4+ BR Units
-------------------------------------------------------------------------------------------
   Wachovia            3037             2540-3710              0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia             867              850-900               0                0-0
   Wachovia             725              725-725               0                0-0
   Wachovia            1654             1614-1682              0                0-0
   Wachovia             900              900-900               0                0-0
   Wachovia             927              927-927               0                0-0
   Wachovia             881              710-1310              0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia             915              915-915               0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia            1550             1550-1550              0                0-0
   Wachovia            1551             1551-1551              0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia             780              780-780               0                0-0
   Wachovia             760              600-975               0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia            1365             1335-1425            1738            1580-1820
   Wachovia             928              919-945               0                0-0
   Wachovia             669              669-669               0                0-0
   Wachovia           Various            Various            Various           Various
   Wachovia              0                 0-0                 0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia            1565             1525-1575              0                0-0
   Wachovia            1068             1000-1150              0                0-0
   Wachovia             620              620-620               0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia             979              979-979               0                0-0
   Wachovia             435             1305-1305              0                0-0
   Wachovia            1150             1150-1150              0                0-0
   Wachovia              0                 0-0                 0                0-0
   Wachovia            1097             1097-1097              0                0-0
     AMCC                0                 0-0                 0                0-0
     AMCC                0                 0-0                 0                0-0
     AMCC                0                 0-0                 0                0-0
     AMCC                0                 0-0                 0                0-0
     AMCC                0                 0-0                 0                0-0
     AMCC                0                 0-0                 0                0-0
                  -------------------------------------------------------------------------



 Loan Issuer                          Principals (Individuals)
-------------------------------------------------------------------------------------------------------
   Wachovia          The Irvine Company LLC
   Wachovia          John R. Saunders
   Wachovia          David C. Strong
   Wachovia          David Falk, Sr.
   Wachovia          William H. Winn; Passco Companies, LLC
   Wachovia          Steven D. Bell & Company
   Wachovia          Steven D. Bell & Company
   Wachovia          Steven D. Bell & Company
   Wachovia          Walter J. Ruloff
   Wachovia          Andrew Stewart
   Wachovia          Carl Valeri
   Wachovia          Lionstone Urban Investments One, LP
   Wachovia          Kennedy Wilson & Wachovia Development Corporation
   Wachovia          Major Acquisition Corp
   Wachovia          Steven D. Bell & Company
   Wachovia          Steven D. Bell & Company
   Wachovia          Steven D. Bell & Company
   Wachovia          Sol L. Rabin
   Wachovia          Major Acquisition Corp
   Wachovia          General Electric Capital Corp
   Wachovia          SCI Gateway at Tempe Fund LLC and related TIC entities
   Wachovia          Triple Net Properties, LLC
   Wachovia          Triple Net Properties, LLC
   Wachovia          Tom Brenneke
   Wachovia          Frank Perano
   Wachovia          Frank Perano
   Wachovia          Anthony Zanze
   Wachovia          John Ferebee
   Wachovia          Sean T. Barry
   Wachovia          Sean T. Barry
   Wachovia          Sean T. Barry
   Wachovia          Thomas Brenneke
   Wachovia          Gary Squire, Claude Keener
   Wachovia          Gary Squire, Claude Keener
   Wachovia          AVF III
   Wachovia          Dean A Allara, Christian V Young, Danuel R Stranger
   Wachovia          Steven K. Fowlkes
   Wachovia          Kevin Finkle, David Bloom
   Wachovia          Resource Real Estate Holdings, Inc.
     AMCC            La Terraza, LLC
     AMCC            La Terraza, LLC & Scala GP, Inc.
     AMCC            Michael A. Carey & Timothy M. Carey
     AMCC            Michael A. Carey & Timothy M. Carey
     AMCC            Sohrob Pourtahmassebi; Holly Badham-VanKomen; Christine Pourtahmassebi
     AMCC            William M. Gustavson; Irfan A. Pardhan; Tahira Pardhan


-----------------------
(1) Average rent information provided for Multifamily - Student Housing collateral is indicative of rents per unit (as opposed to rent per bed).

(2) In addition to the pad sites, the Melody Lakes MHP has 4 apartments and 10 RV spaces.

(3) With respect to Mobile Home Parks, the # of one bedroom units represents the number of single-wide pads and the # of two bedroom units represents the the number of double-wide pads available for rent to coach owners. Average rent and subsequent rent range information provided correlates to the respective # of pads.